UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2020

PAYSIGN, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54123	95-4550154
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1700 W. Horizon Ridge Parkway, Suite 200,

Henderson, Nevada 89012

(Address of principal executive offices) (Zip Code)

(702) 453-2221

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PAYS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

We are furnishing this Current Report on Form 8-K in connection with the disclosure of information, in the form of the textual information from a press release issued on March 16, 2020 announcing our preliminary financial results for the fiscal year ended December 31, 2019. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Information in this Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The text included with this Item 2.02 of this Current Report on Form 8-K is available on our website located at https://www.paysign.com/investor-relations, although we reserve the right to discontinue that availability at any time.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired: Not applicable.

(b)	Pro forma financial information: Not applicable.

(c)	Shell company transactions: Not applicable.

(d)	Exhibits:

Exhibit No.	Description
99.1	Press Release entitled “Paysign, Inc. Announces Preliminary Full-Year 2019 Financial Highlights and Delay of Form 10-K Filing

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYSIGN, INC.
Date: March 16, 2020	By: /s/ Mark R. Newcomer
Mark R. Newcomer, Chief Executive Officer

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